UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 26, 1998

                      NORWEST ASSET ACCEPTANCE CORPORATION
           Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust


New York (governing law of          333-32577-01   52-2101510
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On October 26, 1998 a distribution was made to holders of NORWEST ASSET ACCEPTANCE CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust, relating to the October 26, 1998 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET ACCEPTANCE CORPORATION
            Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust

              By:   Norwest Bank Minnesota, N.A., as Master Servicer
              By:   /s/ Sherri J. Sharps, Vice president
              By:   Sherri J. Sharps, Vice president
              Date: 11/06/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-HE1 Trust, relating to the October 26, 1998 distribution.